Exhibit 10.86

THIRD AMENDMENT TO AMENDED AND RESTATED

MASTER LEASE AGREEMENT

         THIS THIRD AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT ("Third Amendment") is dated as of March ___, 2002 (the "Third Amendment Effective Date") among HEALTH CARE REIT, INC. , a corporation organized under the laws of the State of Delaware ("HCRI" and a "Landlord"), HCRI INDIANA PROPERTIES, LLC , a limited liability company organized under the laws of the State of Indiana ("HCRI-IN" and a "Landlord"), HCRI NORTH CAROLINA PROPERTIES, LLC , a limited liability company organized under the laws of the State of Delaware ("HCRI-NC" and a "Landlord"), HCRI TENNESSEE PROPERTIES, INC. , a corporation organized under the laws of the State of Delaware ("HCRI-TN" and a "Landlord"), HCRI TEXAS PROPERTIES, LTD. , a limited partnership organized under the laws of the State of Texas ("HCRI-TX" and a "Landlord"), and HCRI WISCONSIN PROPERTIES, LLC , a limited liability company organized under the laws of the State of Wisconsin ("HCRI-WI" and a "Landlord"), each Landlord having its principal office located at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603-1475, and ALTERRA HEALTHCARE CORPORATION , a corporation organized under the laws of the State of Delaware ("Tenant"), having its chief executive office located at 10000 Innovation Drive, Milwaukee, Wisconsin 53226.

R E C I T A L S

                  A.         HCRI, HCRI-NC, HCRI-TN and HCRI-TX, as Landlord, and Tenant entered into an Amended and Restated Master Lease Agreement dated effective as of July 1, 2001 ("Master Lease") as amended pursuant to a certain First Amendment to Amended and Restated Master Lease Agreement dated as of July 16, 2001 ("First Amendment") as further amended pursuant to a certain Second Amendment to Amended and Restated Master Lease Agreement dated as of December 21, 2001 ("Second Amendment") (the Master Lease together with the First Amendment, Second Amendment and Third Amendment hereinafter referred to as "Lease").

                  B.         Landlord and Tenant desire to further amend the Lease to include three additional Facilities located in Highlands Ranch, Colorado; Cape Coral, Florida; Florence, New Jersey; and as otherwise set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

1.          Capitalized Terms . Any capitalized terms not defined in this Third Amendment shall have the meaning set forth in the Lease.

2.          Amended Commencement Date . The definition of Amended Commencement Date in §1.4 of the Lease is hereby amended to read in its entirety as follows:

"Amended Commencement Date" means the Commencement Date as amended pursuant to the most recent amendment of this Lease in effect at such time. As of the Third Amendment Effective Date, the Amended Commencement Date shall be March ___, 2002 and the Initial Term is hereby extended to reflect such Amended Commencement Date as provided in §1.3[ii] of the Lease.

3.          Lease Advance .The definition of Lease Advance in § 1.4 of the Lease is hereby amended to read in its entirety as follows:

"Lease Advance" means [i] the Initial Lease Advance; [ii] the Lease Advance by Landlord to Tenant of $12,750,000.00 pursuant to the First Amendment; [iii] the advance (if any) of the Earnout Amount made pursuant to § 2.8; [iv] the Lease Advance by Landlord to Tenant of $13,708,200.00 pursuant to the Second Amendment; [v] the advance (if any) of the Manlius Earnout Amount made pursuant to §2.9; [vi] the Lease Advance by Landlord to Tenant of $11,750,000.00 of even date herewith; and [vii] any other advance of funds by Landlord to Tenant pursuant to the term of this Lease.

4.          Rent Adjustment Date .The definition of "Rent Adjustment Date" means, for all Facilities, July 1, 2002 and each July 1 thereafter.

5.          Representations and Warranties . Article 22 of the Lease is hereby amended to make all representations and warranties effective as of the Effective Date.

6.          Legal Description . Exhibit A of the Lease is hereby amended by the addition of Exhibit A-43 through Exhibit A-45 hereto.

7.          Permitted Exceptions . Exhibit B of the Lease is hereby amended by the addition of Exhibit B-43 through Exhibit B-45 hereto.

8.          Facility Information . Exhibit C of the Lease is hereby amended to read in its entirety as set forth on Exhibit C hereto.

9.          Landlord's Personal Property . All references to Exhibit D in the Lease are hereby deleted.

10.          Government Authorizations; Zoning Permits . Exhibit G of the Lease is hereby amended by the addition of those items set forth on Exhibit G hereto.

11.          Affirmation . Except as specifically modified by this Third Amendment, the terms and provisions of the Lease are hereby affirmed and shall remain in full force and effect.

12.          Binding Effect . This Third Amendment will be binding upon and inure to the benefit of the successors and permitted assigns of Landlord and Tenant.

13.          Further Modification . The Lease may be further modified only by writing signed by Landlord and Tenant.

14.          Counterparts . This Third Amendment may be executed in multiple counterparts, each of which shall be deemed an original hereof, but all of which will constitute one and the same document.

15.          Subtenant . Manlius Clare Bridge Operator, Inc. is signing this Third Amendment for the sole purpose of consenting to the terms and conditions set forth herein.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, Landlord and Tenant have executed this Third Amendment as of the date first set forth above.

Signed and acknowledged in the presence of: Signature Print Name Signature Print Name	HEALTH CARE REIT, INC. By: /s/ Title:
Signed and acknowledged in the presence of: Signature Print Name Signature Print Name	HCRI INDIANA PROPERTIES, LLC By: Health Care REIT, Inc. Member By: /s/ Title:
Signed and acknowledged in the presence of: Signature Print Name Signature Print Name	HCRI NORTH CAROLINA PROPERTIES, LLC By: Health Care REIT, Inc. Member By: /s/ Title:
Signed and acknowledged in the presence of: Signature Print Name Signature Print Name	HCRI TENNESSEE PROPERTIES, INC. By: /s/ Title:

Signed and acknowledged in the presence of: Signature Print Name Signature Print Name	HCRI TEXAS PROPERTIES, LTD. By: Health Care REIT, Inc. General Partner By: /s/ Title:
Signed and acknowledged in the presence of: Signature Print Name Signature Print Name	HCRI WISCONSIN PROPERTIES, LLC By: Health Care REIT, Inc. Member By: /s/ Title:
Signed and acknowledged in the presence of: Signature Print Name Signature Print Name	ALTERRA HEALTHCARE CORPORATION By: Title: Tax I.D. No.:
Signed and acknowledged in the presence of: Signature Print Name Signature Print Name	MANLIUS CLARE BRIDGE OPERATOR, INC. By: Title: Tax I.D. No.:

STATE OF OHIO         )
                                        ) SS:
COUNTY OF LUCAS   )

         The foregoing instrument was acknowledged before me this ___ day of _______________, 2002 by _________________________, the _________________________ of Health Care REIT, Inc., a Delaware corporation, on behalf of the corporation.

Notary Public My Commission Expires:                    [SEAL]

STATE OF OHIO         )
                                        ) SS:
COUNTY OF LUCAS   )

         The foregoing instrument was acknowledged before me this ___ day of _______________, 2002 by _________________________, the_________________________ of Health Care REIT, Inc., a Delaware corporation and the sole member of HCRI Indiana Properties, LLC, a limited liability company organized under the laws of the State of Indiana on behalf of the limited liability company.

Notary Public My Commission Expires:                    [SEAL]

STATE OF OHIO         )
                                        ) SS:
COUNTY OF LUCAS   )

         The foregoing instrument was acknowledged before me this ___ day of _______________, 2002 by _________________________, the _________________________ of Health Care REIT, Inc., a Delaware corporation and the sole member of HCRI North Carolina Properties, LLC, a limited liability company organized under the laws of the State of Delaware on behalf of the limited liability company.

Notary Public My Commission Expires:                    [SEAL]

STATE OF OHIO         )
                                        ) SS:
COUNTY OF LUCAS   )

The foregoing instrument was acknowledged before me this ___ day of _______________, 2002 by _________________________, the _________________________ of HCRI Tennessee Properties, Inc., a corporation organized under the laws of the State of Delaware on behalf of the corporation.

Notary Public My Commission Expires:                    [SEAL]

STATE OF OHIO         )
                                        ) SS:
COUNTY OF LUCAS   )

         The foregoing instrument was acknowledged before me this ___ day of _______________, 2002 by _________________________, the _________________________ of Health Care REIT, Inc., a Delaware corporation and the general partner of HCRI Texas Properties, Ltd., a limited liability partnership organized under the laws of the State of Texas on behalf of the limited partnership.

Notary Public My Commission Expires:                    [SEAL]

STATE OF OHIO         )
                                        ) SS:
COUNTY OF LUCAS   )

                  The foregoing instrument was acknowledged before me this ___ day of _______________, 2002 by _________________________, the _________________________ of Health Care REIT, Inc., a Delaware corporation and the sole member of HCRI Wisconsin Properties, LLC, a limited liability company organized under the laws of the State of Delaware on behalf of the limited liability company.

Notary Public My Commission Expires:                    [SEAL]

STATE OF _______________         )
         ) SS:
COUNTY OF _______________         )

                  The foregoing instrument was acknowledged before me this ___ day of _______________, 2002 by _________________________, the _________________________ of Alterra Healthcare Corporation, a Delaware corporation, on behalf of the corporation.

Notary Public My Commission Expires:                    [SEAL]

STATE OF _______________         )
         ) SS:
COUNTY OF _______________         )

                  The foregoing instrument was acknowledged before me this ___ day of _______________, 2002 by _________________________, the _________________________ of Manlius Clare Bridge Operator, Inc., a New York corporation, on behalf of the corporation.

Notary Public My Commission Expires:                    [SEAL]

THIS INSTRUMENT PREPARED BY:

Oksana M. Ludd, Esq.
Shumaker, Loop & Kendrick, LLP
1000 Jackson
Toledo, Ohio 43624

EXHIBIT A-43: LEGAL DESCRIPTION

Clare Bridge of Highlands Ranch

Lot A, Highlands Ranch Filing No. 100-I,
County of Douglas,
State of Colorado.

EXHIBIT A-44: LEGAL DESCRIPTION

Clare Bridge of Cape Coral

The North 1/2 of the South 1/2 of the West 1/2 of the Northwest 1/4 of the Northwest 1/4 of Section 24, Township 44 South, Range 23 East, Lee County, Florida, LESS the West 50 feet thereof for road right-of-way.

The above-described property is also described as follows:

Commencing at the intersection of centerline of Middlecoff Drive (50 foot wide right-of-way) (also known as SE 10 th  Terrace) and Santa Barbara Drive (100 foot wide Right-of-Way) (also known as Santa Barbara Boulevard), per Cape Coral Unit 24, Plat Book 14, Page 67, Public Records of Lee County, Florida; Thence along the centerline of said Santa Barbara Drive, N 00 degrees 25'03" W, a distance of 483.70 feet; thence along the South line of the North half (N 1/2) of the South half (S 1/2) of the West half (W 1/2) of the Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of said section 24 S 89 degrees 38'07", E, a distance of 50.00 feet to the point of beginning of the parcel herein described; thence along the East Right-of-Way line of Santa Barbara Boulevard N 00 degrees 25'03" W a distance of 333.72 feet; thence along North line of the North half (N 1/2) of the South half (S 1/2) of the West half (W 1/2) of the Northwest quarter (NW 1/4) of the Northwest quarter (NW 1/4) of said section 24, S 89 degrees 40'57" E a distance of 618.61 feet; thence along the East line of the West half (W 1/2) of the Northwest quarter (NW 1/4) of the Northwest quarter (NW 1/4) of said section 24, and along the west line of block 1055, Cape Coral unit 24 according to the plat thereof as recorded in plat book 14, pages 63 through 77, public records of Lee County, Florida, S 00 degrees 17'32" E a distance of 334.33 feet (334.22 feet per plat); thence along the South line of the North half (N 1/2) of the South half (S 1/2) of the West half (W 1/2) of the Northwest quarter (NW 1/4) of the Northwest quarter (NW 1/4) of said section 24, N 89 degrees 38'07" W a distance of 617.89 feet to the point of beginning of the parcel herein described.

EXHIBIT A-45: LEGAL DESCRIPTION

Sterling House of Florence

All the real property located in the Township of Florence, County of Burlington, State of New Jersey and more particularly described as follows:

BEGINNING at an iron bar with cap on the Northwesterly sideline of Broad Street (Variable Width R.O.W.), said point being 250.00 feet southerly as measured along the westerly sideline of Broad Street from an iron bar with cap found at the Northeasterly most corner of lands remaining to Lot 54.02, Block 155.49 and from said beginning point running; thence

1.         Along the westerly sideline of Broad Street and the common dividing line between Lot 54.05, Lot 26, Lot 25 and Lot 52, Block 155.49, South 23 degrees 19 minutes 29 seconds west, a distance of 811.24 feet to a concrete monument found on the northerly sideline of the Pennsylvania Extension of the New Jersey Turnpike (A.K.A. Interstate Route 276, Variable width (R.O.W.); thence

2.         Along the northerly sideline of the Pennsylvania Extension the New Jersey Turnpike, North 74 degrees 48 minutes 50 seconds West, a distance of 268.44 feet to a point; thence the following four (4) courses along the dividing line between Lot 54.05 and Lot 54.02, Block 155.49;

3.         North 04 degrees 11 minutes 41 seconds West, a distance of 684.25 feet to an iron bar with cap; thence

4.         North 72 degrees 42 minutes 00 seconds East, a distance of 224.25 feet to an iron bar with cap at the point of curvature; thence

5.         Along a curve to the right having a radius of 400.00 feet, turning a central angle of 40 degrees 37 minutes 29 seconds with an arc length of 283.61 feet, the chord of which bears South 86 degrees 59 minutes 16 seconds East, a chord distance of 277.71 feet to an iron bar with cap at the point of tangency; thence

6.         South 66 degrees 40 minutes 31 seconds East, a distance of 151.25 feet to the point and place of BEGINNING.

This Property is benefited by rights to an access and utility easement more particularly described as follows:

Commencing at the above described point of beginning for the entire tract and running thence;

1.         Along the dividing line between lots 54.05 and 54.02, Block 155.49 North 66 ° 40'31" West, a distance of 151.25 feet to a point, thence, the following two (2) courses along a line passing through lot 54.02 block 155.49;

2.         North 23 ° 19'29" East, a distance of 60.00 feet to a point, thence;

3.         South 66 ° 40'31" East, a distance of 151.25 feet to a point, thence

4.         Along the westerly sideline of Broad Street, South 23 ° 19'29" West, a distance of 60.00 feet to the point and place of beginning.

NOTE FOR INFORMATION: The land is commonly known as Lot(s) 54.05 in Block 155.49 on the Tax Map of the Township of Florence, County of Burlington.

EXHIBIT B-43: PERMITTED EXCEPTIONS

Clare Bridge of Highlands Ranch

1.         Taxes and assessments for the year 2001 and subsequent years, a lien but not yet due or payable.

2.         Exception of water rights and ground water granted to Highlands Ranch Development Corporation by Mission Viejo Company in Quit Claim Deed and Assignment dated September 26, 1980, recorded October 20, 1980, in Book 396 at Page 520 and in Quit Claim Deed, Assignment and Bill of Sale dated December 27, 1988, recorded December 27, 1988 in Book 834 at Page 63, and in Quit Claim Deed and Assignment dated February 17, 1989 and recorded March 14, 1989, in Book 844 at Page 1139 and in Quit Claim Deed and Assignment dated April 11, 1990, recorded April 25, 1990 in Book 908 at Page 1205, a portion of which water rights and ground water were granted to Centennial Water and Sanitation District by Highlands Ranch Development Corporation in Special Warranty Deed, Assignment and Bill of Sale dated December 27, 1988, recorded December 27, 1988, in Book 834 at Page 84. Special Warranty Deed and Assignment dated February 17, 1989 and recorded March 14, 1989 in Book 844 at Page 1142, and Special Warranty Deed and Assignment dated April 11, 1990, recorded April 25, 1990 in Book 908 at Page 1196, and re-recorded May 18, 1990, in Book 912 at Page 613, and subject to relinquishment of surface rights dated December 20, 1988, by Centennial Water and Sanitation District, recorded December 27, 1988 in Book 834 at Page 119. Relinquishment of Surface Rights recorded May 28, 1998 in Book 1554 at Page 432.

3.         Minerals and Mineral Rights granted to Highlands Ranch Development Corporation by Mission Viejo Company in Mineral Deed dated September 26, 1980, and recorded October 20, 1980 in Book 396 at Page 514 and mineral substances in the "Full Mineral Rights Land" and coal in the "Coal Lands" as granted to Highlands Ranch Development Corporation by Union Pacific Land Resources Corporation in Mineral Deed dated May 1, 1981, recorded May 20, 1981, in Book 412 at Page 465, reserving to Union Pacific Land Resources Corporation a 25 percent nonexecutory interest in and to such mineral substances and coal. Relinquishment of surface rights recorded May 28, 1998 in Book 1554 at page 321.

4.         The Planned Community District Development Guide for the New Town of Highlands Ranch, as adopted by the board of County Commissioners of Douglas County, Colorado, on September 17, 1979, recorded October 25, 1979 in Book 373 at Page 187 as the same has been or may be amended from time to time.

5.         Community Declaration for Highlands Ranch Community Association, Inc., dated September 1, 1981 and recorded September 17, 1981, in Book 421 at Page 924 and Supplemental Declaration for annexed property No. 201A4 dated May 11, 1998, and recorded May 28, 1998 in Book 1554 at Page 390.

6.         Specific purpose easements with Lots and Tracts as shown on recorded plat Filing No. 100-I recorded October 12, 1993 under Reception No. 9348153, including, but not limited to, specific purpose easements to Public Service Company of Colorado for gas and electric service purposes, subject to the conditions and obligations contained in the utility easement recorded February 10, 1982 in Book 434 at Page 186 of Douglas County, Colorado records, as if such conditions and obligations were set forth on the plat; to U.S. West Communications for telephone and telegraph service purposes subject to the conditions and obligations contained in the right of way easement recorded February 26, 1982 in Book 435 at Page 378 of Douglas County, Colorado Records, as if such conditions and obligations were set forth on the plat; and to American Television and Communication Corporation for cable communication service, subject to the conditions and obligations contained in the easement recorded April 15, 1982 in Book 439 at Page 295 of the Douglas County, Colorado Records, as if such conditions and obligations were set forth on the plat; to Highlands Ranch Metropolitan District No. 2 subject to the conditions and obligations contained in the grant of easement recorded March 21, 1984 in Book 512 at Page 916 of the Douglas County, Colorado Records, as if such conditions and obligations were set forth on the plat.

7.         Any tax, lien, fee, or assessment by reason of inclusion of subject property in the Highlands Ranch Metropolitan District No. 4 as evidenced by instrument recorded January 13, 1994 in Book 1174 at page 1668.

8.         Thirty foot Centennial Water & Sanitation District Easement along North lot line as shown on recorded plat and as recorded June 17, 1985 in Book 584 at Page 627.

9.         The following items disclosed on J. R. Engineering, Ltd., Survey Job No. 3897.00 dated November 13, 1997:

1.         8" ductile iron pipe water main with no apparent easement.

2.         Brick fence column encroaches onto neighboring property.

3.         Curb and sidewalk encroaching onto subject property.

4.         Fence line does not lie on property line.

10.         Restrictions as set forth in Deed recorded May 28, 1998 in Book 1554 at Page 411.

EXHIBIT B-44: PERMITTED EXCEPTIONS

Clare Bridge of Cape Coral

1.         Taxes and assessments for the year 2001 and those that are not yet due and payable.

2.         Any homestead rights of any spouse of owner.

3.         Ordinance 76-98 adopted by the City Council of the City of Cape Coral on November 30, 1998 and recorded December 17, 1998 in Official Records Book 3051, Page 1422, Public Records of Lee County, Florida.

4.         The following matters which are disclosed in or by virtue of that certain ALTA/ACSM Land Title Survey prepared by Gaines Surveying & Mapping, Inc. dated January 21, 1999 (Drawing No. 44230201 and last updated November 29, 2001):

(a)         A wooden power pole and overhead electrical power lines are located easterly of the westerly boundary of the land.

(b)         Underground telephone service lines are located easterly of the westerly boundary of the land.

EXHIBIT B-45: PERMITTED EXCEPTIONS

Sterling House of Florence

1.         Easements, encroachments, overlaps, boundary line disputes or other matters affecting title which a survey would disclose, and which are not shown by the public record.

2.         Subsurface conditions and/or encroachments not disclosed by an instrument of record.

3.         Possible additional taxes assessed and/or levied under N.J.S.A. 54:4-63.1, et seq.

4.         Lien for taxes not yet due and payable.

5.         Servitude to the public in and to so much of the subject lands that lie within the documented right of way of the public road known as Broad Street, Interstate Highway Route 276, a/k/a Pennsylvania Extension of New Jersey Turnpike.

6.         Thirty foot wide permanent sewer easement affecting that part of premises in question bounding or abutting Pennsylvania Extension of New Jersey Turnpike (a/k/a Interstate Route 276) as contained in Deed Book 4398 page 185 and also including a 20 foot wide temporary construction easement.

7.         Grant of Easement as contained in Deed Book 5614 page 142.

8.         Plan entitled "Major Subdivision Plan DeLuca Enterprises, Inc., C.C.C.I." duly filed in the Burlington County Clerk's Office on October 12, 1998 as Map 3234944 shows the following:

(a)         50 feet wide front yard building setback line

(b)         50 feet wide rear yard building setback line

(c)         50 foot wide building setback line affecting that part of premises in question bounding or abutting Pennsylvania Extension of New Jersey Turnpike (a.k.a Interstate Route 276)

(d)         30 foot wide side yard building setback line

(e)         beneficial access and utility easement benefiting premises in question and located on Lot 54.02 Block 155.49.

9.         Rights of tenants in possession, as tenants only, if any.

10.         Subject to terms and conditions as contained in Access, Utilities and Temporary Construction Easements Agreement as contained in Deed Book 5642 page 813, same as above.

11.         Subject to the rights of the State of New Jersey under the State Highway Access Management Act. (N.J.S.A. 27:7-89, et seq.)

12.         No direct means of ingress, egress or regress to and from Pennsylvania Extension of New Jersey Turnpike (a/k/a Interstate Route 276).

EXHIBIT C: FACILITY INFORMATION

	Facility Name/Address	Allocated Lease Amount	Facility Type (per license) Beds/Units
1.	Clare Bridge of Asheville 4 Walden Ridge Drive Asheville, NC 28803 Buncombe County	$3,692,675	Assisted Living 38 beds 34 units
2.	Sterling House of Bartlesville 5420 S.E. Adams Blvd. Bartlesville, OK 74006 Washington County	$1,480,000	Assisted Living 39 beds 39 units
3.	Clare Bridge of Bradenton 6101 Pointe W Blvd. Bradenton, FL 34209 Manatee County	$3,550,000	Assisted Living 40 beds 34 units
4.	Sterling House of Canton 1119 Perry Drive N.W. Canton, OH 44708 Stark County	$2,398,100	Assisted Living 42 beds 42 units
5.	Clare Bridge of Cape Coral 911 Santa Barbara Boulevard Cape Coral, FL 33991-2074 Lee County	$3,811,200	Assisted Living 40 beds 38 units
6.	Sterling House of Cedar Hill 602 E. Beltline Road Cedar Hill, TX 75104 Dallas County	$1,661,000	Assisted Living 60 beds 50 units
7.	Sterling House of Chickasha 801 Country Club Road Chickasha, OK 73018 Grady County	$1,480,000	Assisted Living 39 beds 39 units
8.	Sterling House of Claremore 1605 N. Highway 88 Claremore, OK 74017 Rogers County	$1,582,500	Assisted Living 43 beds 43 units
9.	Sterling House of Clarksville 2183 Memorial Drive Clarksville, TN 37043 Montgomery County	$2,622,279	Assisted Living 49 beds 49 units
10.	Sterling House of Columbia 5011 Trotwood Avenue Columbia, TN 38401 Maury County	$2,635,620	Assisted Living 49 beds 49 units
11.	Sterling House of Desoto 747 W. Pleasant Run Desoto, TX 75115 Dallas County	$1,595,000	Assisted Living 60 beds 50 units
12.	Sterling House of Duncan 915 Plato Road Duncan, OK 73533 Stephens County	$1,450,000	Assisted Living 39 beds 39 units

13.	Sterling House of Edmond 116 W. Danforth Road Edmond, OK 73003 Oklahoma County	$1,739,000	Assisted Living 43 beds 43 units
14.	Sterling House of Enid 4613 W. Willow Road Enid, OK 73703 Garfield County	$1,480,000	Assisted Living 39 beds 39 units
15.	Clare Bridge of Everett 2015 Lake Heights Drive Everett, WA 98208 Snohomish County	$6,876,202	Assisted Living 52 beds 46 units
16.	Clare Bridge of Manlius 5125 Highbridge Street Fayetteville, NY 13066 Onondaga County	$4,372,100	Private Proprietary Adult Home 52 beds 46 units
17.	Sterling House of Findlay 725 Fox Run Road Findlay, OH 45840 Hancock County	$2,000,000	Assisted Living 37 beds 37 units
18.	Sterling House of Florence 901 Broad Street Florence, NJ 08518 Burlington County	$3,277,700	Assisted Living 46 beds 46 units
19.	Sterling House of Georgetown 2600 University Drive E Georgetown, TX 78626 Williamson County	$2,300,000	Assisted Living 54 beds 54 units
20.	Clare Bridge of Hamilton 1645 Whitehorse-Mercerville Road Hamilton Township, NJ 08619 Mercer County	$4,909,400	Assisted Living 50 beds 44 units
21.	Clare Bridge of Highlands Ranch 9160 S. University Boulevard Highlands Ranch, CO 80126 Douglas County	$4,661,100	Personal Care Boarding Home 52 beds 46 units
22.	Sterling House of Lawton 6302 W. Lee Road Lawton, OK 73505 Comanchie County	$1,600,000	Assisted Living 42 beds 42 units
23.	Clare Bridge of Middleton 6701 Stonefield Road Middleton, WI 53562 Dane County	$4,426,700	Community Based Residential 28 beds 28 units
24.	Sterling House of Midwest City 615 W. Blue Ridge Drive Midwest City, OK 73110 Oklahoma County	$1,480,000	Assisted Living 39 beds 39 units
25.	Sterling House of Muskogee 3211 E. Chandler Road Muskogee, OK 74403 Muskogee County	$1,582,500	Assisted Living 43 beds 43 units

26.	Sterling House of Norman 1701 Alameda Street Norman, OK 73071 Cleveland County	$1,539,000	Assisted Living 39 beds 39 units
27.	Sterling House of N. Augusta 105 N. Hills Drive N. Augusta, SC 29841 Aiken County	$2,890,000	Assisted Living 52 beds 52 units
28.	Sterling House of N. Oklahoma City 2435 N.W. 122 nd Street N. Oklahoma City, OK 73120 Oklahoma County	$1,595,000	Assisted Living 43 beds 43 units
29.	Clare Bridge of Oklahoma City 12401 Dorset Drive Oklahoma City, OK 73120 Oklahoma County (Still in retainage)	$3,200,000	Assisted Living 38 beds 34 units
30.	Sterling House of Oklahoma City 2500 S.W. 89 th Street Oklahoma City, OK 73159 Oklahoma County	$1,480,000	Assisted Living 39 beds 39 units
31.	Sterling House of Owasso 12807 E. 86 th Place N. Owasso, OK 74055 Tulsa County	$1,595,000	Assisted Living 43 beds 43 units
32.	Sterling House of Palestine 101 Trinity Court Palestine, TX 75801 Anderson County	$1,582,500	Assisted Living 43 beds 43 units
33.	Sterling House of Piqua 1744 W. High Street Piqua, OH 45356 Miami County	$2,120,000	Assisted Living 37 beds 37 units
34.	Sterling House of Ponca City 1500 E. Bradley Avenue Ponca City, OK 74604 Kay County	$1,650,000	Assisted Living 39 beds 39 units
35.	Clare Bridge of Salem 1355 Boone Road S.E. Salem, OR 97306 Marion County	$5,620,298	Assisted Living 60 beds 60 units
36.	Clare Bridge of Sarasota 8450 McIntosh Road Sarasota, FL 34238 Sarasota County	$3,650,000	Assisted Living 38 beds 34 units
37.	Sterling House of Shawnee 3947 Kickapoo Shawnee, OK 74804 Pottowatomie County	$1,480,000	Assisted Living 39 beds 39 units
38.	Sterling House of Stillwater 1616 McElroy Road Stillwater, OK 74075 Payne County	$1,480,000	Assisted Living 39 beds 39 units

39.	Sterling House of Texarkana 4204 Moores Lane Texarkana, TX 75503 Bowie County	$1,595,000	Assisted Living 60 beds 50 units
40.	Sterling House of Troy 81 S. Stanfield Road Troy, OH 45373 Miami County	$2,200,000	Assisted Living 37 beds 37 units
41.	Alterra Clare Bridge Cottage of Valparaiso 2501 Valparaiso St. Valparaiso, IN 46383 Porter County	$3,070,000	Residential Care 36 beds 32 units
42.	Alterra Sterling House of Valparaiso 2601 Valparaiso St. Valparaiso, IN 46383 Porter County	$2,670,000	Residential Care 42 beds 42 units
43.	Alterra Clare Bridge Cottage of Vero Beach 420 4 th Court Vero Beach, FL 32962 Indian River County	$3,450,000	Residential Care 36 beds 32 units
44.	Alterra Sterling House of Vero Beach 410 4 th Court Vero Beach, FL 32962 Indian River County	$3,560,000	Residential Care 42 beds 42 units
45.	Sterling House of Waxahachie 2250 Brown Street Waxahachie, TX 75165 Ellis County	$1,582,500	Assisted Living 60 beds 50 units
46.	Clare Bridge of Wilmington 3501 Converse Drive Wilmington, NC 28403 New Hanover County	$3,200,939	Assisted Living 38 beds 34 units
	TOTAL	$119,873,313

EXHIBIT G: GOVERNMENT AUTHORIZATIONS

TO BE OBTAINED; ZONING PERMITS

Government Authorizations:

Zoning: